Exhibit 10.3.2

As of January 1, 2006

Sunstone Hotel Properties, Inc.

clo Interstate Hotels & Resorts, Inc.

4501 N. Fairfax Drive, Suite 800

Arlington, V A 22203

Re:	Modification of Master Agreement

Ladies and Gentlemen:

Reference is made to that certain Master Agreement dated as of October 26, 2004 (as assigned, assumed and amended, the “Master Agreement”), by and among Sunstone Hotel Properties, Inc., a Colorado corporation (“Operator”), and each entity other than Operator which is a signatory to this letter agreement (each an “Owner” or collectively, the “Owners”). Unless otherwise defined herein, all capitalized terms used in this letter agreement shall have the meanings ascribed to such terms in the Master Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Operator and each Owner hereby agree as follows:

(a) Effective as of January 1, 2006, Section 7 of the Master Agreement is hereby modified to read in full as follows:

“7. Dedicated Staff. Operator and/or its affiliates shall establish and maintain a dedicated operational staff to oversee the operations, sales and marketing, revenue management and centralized accounting for the Portfolio Properties (the “Staff”). The Staff will initially consist of personnel filing the positions and numbers thereof set forth on Schedule C which shall also summarize the approximate costs of such personnel, as modified by that certain letter agreement dated July 1, 2005. From and after January 1,2006, Operator may make decreases in the Overhead (as such term is defined below) proportionately with changes in Total Revenues from the Portfolio Properties; provided, however, Owner shall have approval rights over the change in identity of any person filling the Staff positions which approval shall not be unreasonably withheld or delayed. The Staff shall be based in Southern California in the offices maintained by Owner unless otherwise agreed to by Owner, and Operator shall bear the portion of the expenses (rent, CAM charges, utilities, IT maintenances costs and such other matters set forth on Schedule C) that are expressly set forth on Schedule C as allocable to Operator (the portion of the expenses expressly set forth on Schedule C as allocable to Operator and the salaries, benefits and related employment expenses of the Staff are referred to herein as the “Overhead”).

Commencing January 1, 2007, Operator shall have the right to reduce the Overhead that existed as of December 31, 2006 by an aggregate amount of up to ten percent (10%) as a result of achieving synergies with the hotel operations of other hotels managed by Operator Affiliates which reduction shall be exclusive of, and in addition to, any reductions in Overhead as a result of proportionate decreases in Total Revenues from the Portfolio Properties as described above. Operator shall have the sole discretion and control in making increases in the Staff and Overhead. Operator shall have the sole discretion and control in the supervision of the Staff, including, but not limited to, the recruitment, dismissal and determination of wages, benefit and severance policies. Notwithstanding the foregoing, Operator shall not make any change in the identity of the persons filling the following positions: Executive Vice Presidents of Operations or the Regional Directors of Operations, Executive and Regional Vice Presidents of Sales and Marketing, Directors of Regional Sales, Directors of Hotel Accounting and/or certain mutually agreed upon key Revenue Management personnel overseeing the Portfolio Properties without the prior written consent of Owner, which consent shall not be unreasonably withheld or delayed. Further, no reductions in Overhead or Staff made by Operator pursuant to this Section 7 shall be permitted to the extent such reductions (either individually or in the aggregate) adversely affect Operator’s ability to timely and efficiently discharge its duties and obligations hereunder and under the Management Agreements.”

Except as modified hereby, the Master Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this letter agreement effective as of the day and year first above written.

SUNSTONE HOTEL PROPERTIES, INC.

By:	/s/ Christopher C. Bennett
Name:	Christopher C. Bennett
Title:	Secretary & SVP

SHP LESSEE CORP.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

SUNSTONE LASALLE LESSEE, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

WB SUNSTONE-HOLLYWOOD, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

SUNSTONE/WB MANHATTAN BEACH LESSEE, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

SUN NAPA MERLOT LESSEE, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

SUNSTONE HOLT LESSEE, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

WB SUNSTONE-RIVERSIDE, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

SHP LESSEE II CORP.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

WB SUNSTONE-BOISE, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

WHP HOTEL LESSEE - 3, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

WB GRAND RAPIDS, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

ROCHESTER RIBM LESSEE, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

SUNSTONE SIDEWINDER LESSEE, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

WB SUNSTONE-LAKE OSWEGO, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

WB SUNSTONE-PORTLAND, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

SUNSTONE COWBOY LESSEE, L.P.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

SHP LESSEE III CORP.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

SUNSTONE DURANTE LESSEE, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

SUNSTONE KAHLER LESSEE, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

SUNSTONE VALLEY RIVER LESSEE, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

SUNSTONE BROADHOLLOW LESSEE, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

5